Exhibit 99.1
The Next Level Golden Telecom, Inc. Investor Presentation Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO&Treasurer 2nd Quarter 2007 Results Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny, CFO Thursday, August 9, 2007 8:00a.m. (U.S. Eastern Time Zone), 1:00p.m. (London Time), 4:00p.m. (Moscow Time) U.S.:+1 (877) 260-8896, International: +1 (651) 224-7582 No access code is necessary Replay available from August 9, 2007, 5:45p.m. through August 16, 2007, 11:59p.m. (U.S. Eastern Time Zone) U.S.:+1 (800) 475-6701, International.: +1 (320) 365-3844 Enter access code 880363 Live Webcast: www.goldentelecom.com/webcast_en The webcast will also be available for replay on the Internet from August 10, 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on the expected effect of amending our SARs program, our corporate strategy including expansion into new market segments and regions, macroeconomic factors in the markets in which we operate including market growth forecasts, computer penetration, financial forecasts, including expected revenues, EBITDA, market share estimates, and capital expenditures. It is important to note that such statements involve risks and uncertainties which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that amending our SARs program does not have the expected benefits, that our corporate strategy does not continue as we expect or bring the expected benefits, that macroeconomic factors in the markets in which we operate are different than we anticipate, or that our financial results are different than we expect. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's current reports on Form 8-K filed during 2007, the Company's quarterly report on Form 10-Q filed during 2007 and the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Elena Elpatova e-mail: ir@gldn.net e-mail: elpatova_ea@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. Set forth in slides 22-24 are attachments that reconcile these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Elena Elpatova e-mail: ir@gldn.net e-mail: elpatova_ea@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

Second quarter 2007 earnings release Financial Overview

2Q07 highlights: Explicit evidence of successful strategy implementation 51% year-on-year increase in consolidated revenue 41% year-on-year increase in EBITDA (43% growth excluding cost of Equity Based Compensation1 ("EBC") 45% year-on-year increase in operating income (48% excluding cost of EBC ) 46% year-on-year increase in net income (50% excluding cost of EBC) Completion of Corbina Telecom acquisition on May 28, 2007 Fiber networks rollout in Moscow, St. Petersburg, Kiev, Rostov, Nizhny Novgorod, Ekaterinburg, Krasnoyarsk and 13 other cities ("Triple 65 project") Start of DVB-T equipment testing for digital TV broadcasting in Moscow Stock Appreciation Rights ("SARs") program amended, which will reduce earnings volatility and continue to provide key employees with stock based incentives Note (1): Equity Based Compensation ("EBC") to employees includes the residual costs of Stock Appreciation Rights ("SAR") plus the non-cash costs of Stock Options as required under Accounting Standard 123(R) Financial Highlights Key corporate events

'Dec 05 'Dec 06 T spend 255.7 297.9 'Dec 05 'Dec 06 T spend 57.8 81.6 0.4 1.5 'Dec 05 'Dec 06 T spend 56.7 81.6 8.9 1.5 EBITDA, $ m Financial performance: Revenue and EDITDA Growth 41% y-o-y 8.9(*) 1.5(*) 65.6 83.1 'Dec 05 'Dec 06 T spend 197 297.9 2Q06 2Q07 Revenue, $ m Growth 51% y-o-y (1) Growth 16% q-o-q (1) 1Q07 restated 2Q07 2Q06 2Q07 2Q07 1.5 (*) 0.4 (*) Note (1): y-o-y stands for 'Year-on-Year', q-o-q stands for 'Quarter-on-Quarter' Note (2): 1Q07 results restated Note (*): These amounts represent cost of EBC accrued for the period 1Q07 restated 58.2 83.1 Growth 44% y-o-y

'Dec 05 'Dec 06 T spend 22.6 33 0.3 1.3 'Dec 05 'Dec 06 T spend 16.7 33 7.5 1.3 Net Income, $ m Financial performance: Operating Income and Net Income Growth 46% y-o-y 34.3 7.5(**) 1.3(**) 24.2 34.3 'Dec 05 'Dec 06 T spend 33.9 49.2 0.4 1.5 2Q06 2Q07 Operating Income, $ m Growth 97% q-o-q 'Dec 05 'Dec 06 T spend 28.1 49.2 8.9 1.5 2Q07 2Q06 2Q07 2Q07 1.3 (**) Growth 45% y-o-y (1) Growth 75% q-o-q (1) 50.7 8.9(*) 1.5(*) 37.0 50.7 1.5 (*) 34.3 0.4 (*) 22.9 0.3 (**) Note (1): y-o-y stands for 'Year-on-Year', q-o-q stands for 'Quarter-on-Quarter' Note (2): 1Q07 results restated Note (*): These amounts represent cost of EBC accrued for the period 1Q07 restated 1Q07 restated

Stock Appreciation Rights ("SARs") program amendment will reduce earnings volatility 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 SARS cost 1.9 0.4 2.4 14.9 8.9 1.5 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Cost of SARs and EBC, $ m vs. share price,$ $30.05 $25.35 $30.25 $46.84 $55.38 $55.01 Cost of SARs /EBC accrued Share price at closing date

Strategy Update Second quarter 2007 earnings release

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Acceleration of our regional expansion to become a national market player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC launch in Ukraine Organic growth Acquisitions New market segments Become a leading provider of broadband access in Russia and the CIS. Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Deepening and widening of our corporate customer base in Moscow and St. Petersburg

BCS COS Cons I Mob 2Q06 113 69.2 12.2 2.6 2Q07 167.5 113.3 13.4 3.7 Revenue is up across main business lines Revenue per line of business (q-o-q), $ m BCS COS CMS Mob East 0.563 0.38 0.045 0.013 Revenue structure, 2Q07 56.3% BCS 38.0% 4.5% 1.2% COS Consumer Internet Mobile Note (1): BCS stands for business and corporate services, COS stands for carrier and operator services Revenue per line of business (y-o-y), $ m BCS(1) COS(1) Consumer internet Mobile 2Q06 2Q07 +48% +64% +10% +42% Increasing demand for our services Macroeconomic environment (reported 7% real GDP growth) Ongoing regional expansion of our customers, which also stimulates demand in Moscow Slowing of tariff erosion in Russia Key factors BCS COS Cons I Mob 1Q07 147.8 95.8 10.3 1.8 2Q07 167.5 113.3 13.4 3.7 BCS(1) COS(1) Consumer internet Mobile 1Q07 2Q07 +13% +18% +30% +106% 2 1 +

Moscow Regions East 0.62 0.38 Moscow Regions East 0.63 0.37 In 2Q07, Golden Telecom shown continuous growth at twice the market rate across all regions in which we operate Moscow NW Ukraine Other regions 1Q07 159.2 25.7 23 47.8 2Q07 189.2 26.8 25.2 56.7 Ukraine Other regions NW Russia(1) +10% +18% +4% +19% Regional growth, 2Q07 vs. 1Q07 Moscow Regions East 0.63 0.37 1Q07 2Q07 100%=$297.9m Regions Moscow $108.7m $189.2m Regional revenue breakdown 2Q07 vs. 1Q07, $m Moscow Note (1): NW Russia stands for North West Region of Russia Moscow NW Ukraine Other regions 4Q05 119.1 18 19.4 40.5 4Q06 189.2 26.8 25.2 56.7 Ukraine Other regions NW Russia(1) +30% +58% +49% +40% Regional growth, 2Q07 vs. 2Q06 Moscow Regions East 0.6 0.4 2Q06 2Q07 100%=$197.0m 100%=$297.9m Regions Regions Moscow Moscow $77.9m $119.1m $108.7m $189.2m Regional revenue breakdown 2Q07 vs. 2Q06, $m Moscow 100%=$255.7m Regions Moscow $96.5m $159.2m 2Q06 2Q07 1Q07 2Q07 2

Top-20 cities constitute more than 60% of the fixed-line market in Russia with Golden Telecom already present in 18 of them Source: J'son & Partners, management estimates City Moscow St. Petersburg Novosibirsk N. Novgorod Ekaterinburg Samara Omsk Kazan Chelyabinsk Rostov-on-Don Ufa Volgograd Perm Krasnoyarsk Saratov Top 20 Cities Total Russia Voronezh Krasnodar Vladivostok Khabarovsk Kaliningrad Population in the city, 2005, m 10.4 4.6 1.4 1.3 1.3 1.2 1.1 1.1 1.1 1.1 1.0 1.0 1.0 0.9 0.9 32.4 142.9 0.8 0.7 0.6 0.6 0.4 GRP capita 2006, $ 'k 13.7 6.1 4.4 4.1 4.9 5.5 9.5 6.2 5.7 2.8 4.4 3.5 4.2 6.5 3.4 6.0 2.8 3.3 4.2 5.0 4.6 Golden Telecom's market share in the city, presently 19% (2) 14% 6% 28% 23% 25% - 1% - 1% 12% 6% 8% 33% 2% 10-12% 20% 24% 15% 13% 31% 15-16% Note (1): Excluding wholesale revenues (except for Moscow and St. Petersburg) Note (2): Market share including Corbina 3,929 658 168 105 114 100 71 84 72 69 57 74 74 58 67 5,903 41 53 62 65 30 Fixed line market size in the city, 2007(1), $m 9,779 2

Golden Telecom has a proven record of successful deal execution and integration of acquired companies

2

Golden Telecom's acquisition strategy

- Structured approach to acquisitions:
  - Strategic fit
  - Valuable resources (last mile access, frequencies, etc.)
  - Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS)
- Tailored due diligence process
- Proven track record of successful integration
- Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each
- Organic expansion as an alternative market entry scenario

Akor June 2007 Acquired 75% $1.9m	CKN May 2007 Acquired 100% $9.8m	Corbina May 2007 Acquired 51% $156.8m	DirectNet (3C) June 2007 Acquired 100% $1.4m
Atel Apr 2007 Acquired 100% $4.5m	Fortland Feb 2007 Acquired 65% $49.7m	Uralkhimmash Dec 2006 Asset purchase $0.2m	Les-Transit Dec 2006 Asset purchase $0.5m
Informtechnology Dec 2006 Acquired 100% $0.5m	Vitus Nov 2006 Acquired 100% $0.1m	S-Line Oct 2006 Acquired 75% $7.5m	Corus ISP Oct 2006 Acquired 100% $1.2m
Telcom Aug 2006 Acquired 100% $1.7m	Kubtelecom Jun 2006 Acquired 74% $10.1m	Tatintelecom Mar 2006 Acquired 70% $4.0m	Binar Apr 2006 Asset purchase $0.3m
TTK Apr 2006 Acquired 100% $3.8m	Rascom Nov 2005 Acquired 54% $11.1m	Sochi Telecom Oct 2005 Acquired 100% $2.1m	Sakhalin Telecom Sep 2005 Acquired 60% $5.0m

Golden Telecom, Inc. – 2Q07 Earnings release
13

Golden Telecom captured 20% of the long-distance market two years ahead of schedule 2006 2007 GT 4.1 6 market 23.8 28.9 2006 2007F 17% Market share Golden Telecom Total LD market 21% Market share Long-distance market in Russia, bn minutes 2 Existing zonal networks Moscow/Moscow region St. Petersburg Samara region Kaliningrad region Krasnoyarsk region Sakhalin region Krasnodar region Pskov regions Nenetsky region Voronezh region Archangelsk region Novgorod regions Karelia region Komi region Nizhny Novgorod region To be completed during 2007 Primorsky region Novosibirsk region Tyumen region Vologda region Irkutsk region Leningradsky region Tula region Orlov region Kemerovo region Source: Ministry of Communications of Russia, management estimates

Top 65 cities Other cities Percentage of population 65 77 Top-65 cities in Russia 100%=142.0m people 77 m 65 m Population in the Top-65 cities Population in other cities To reach 11.7 m potential broadband users we will construct FTTB networks to high rise apartment blocks in Top-65 Russian cities 3 High rise Others Percentage of population 0.65 0.35 8.4 m Top-65 cities breakdown 15.6 m People live in high rise apartment blocks People live in other houses 100%=24m households With PC W/o PC Percentage of population 0.5 0.5 PC penetration in Russia by 2010 100%=52.0m households 26.0 m 26.0 m With PC Without PC w/ PC w/o PC Percentage of population 0.75 0.25 3.9 m PC penetration in targeted area 11.7 m People with PC's in high rise apartment blocks Others 100%=15.6m households or 24m households

5 6 Pres GT 400 2400 2782 5 6 Pres GT 25 113 222.8 Dec 05 Dec 06 Presently Golden Telecom operates largest FTTB metropolitan networks in the country with access to 2.8 million households Dec 05 Dec 06 Presently Up 9 times Up 7 times FTTB subscribers, 000 Households passed, 000 3

5 6 Pres GT 5000 7630 5 6 Pres GT 29.2 Dec 05 Dec 06 Presently With 7,630 nodes installed the Golden WiFi network in Moscow is the largest in the world Dec 05 Dec 06 Presently Launched in Mar 2007 +53% increase WiFi subscribers, 000 WiFi nodes installed 3

5 6 Pres DSL ports 32 60 82.4 5 6 Pres DSL subs 14.6 26.9 45.2 Dec 05 Dec 06 Presently xDSL subscribers, 000 Golden Telecom has significant xDSL capacity providing broadband to 45.2 thousand users Dec 05 Dec 06 Presently Up 3 times Up +156% xDSL ports, 000 3

5 6 Pres FTTB subs 25 113.1 222.8 DSL subs 14.6 26.9 45.2 WiFi subs 29.2 Dec 05 Dec 06 Presently Total broadband subscribers, 000 Golden Telecom has almost 300,000 broadband subscribers with more than 150,000 added in 2007 Up 7.5 times 297.2 39.6 140.0 xDSL WiFi FTTB 3

Outlook for 2007 and beyond Second quarter 2007 earnings release

Outlook for 2007 and beyond Revenue FY 2007: Expected revenue growth of 35-40% 3 EBITDA CAPEX Previous Updated FY 2007: Expected growth in the mid-40s (in %) FY 2008: Expected growth in the mid-30s (in %) FY 2007: Expected EBITDA growth of 30-35% FY 2007: Expected growth of around 40% FY 2008: Expected growth in the mid-40s (in %) 2007-2009: Approximately 20% of revenues No changes

Reconciliation of consolidated EBITDA and EBITDA without cost of EBC to consolidated net income (Amounts in US $) Three Months Ended 6/30/06 03/31/07 6/30/07 EBITDA without cost of EBC $ 58.2 $ 65.6 $ 83.1 Cost of EBC 0.4 8.9 1.5 EBITDA 57.8 56.7 81.6 Depreciation and amortization 23.9 28.6 32.4 Operating Income 33.9 28.1 49.2 Other income (expense): Equity in earnings (losses) of ventures 0.4 (0.4) 0. 1 Foreign currency gain (loss) 0.7 0.3 1.3 Interest income (expe nse), net 0.0 0.3 (1.9) Total other income 1.1 0.2 ( 0. 5 ) Income before income taxes and minority i nterest 35.0 28.3 48.7 Income taxes 11.4 10.1 13.8 Minority int erest 1.0 1.4 1.9 Net Income $ 22.6 $ 16.7 $ 33.0

Reconciliation of consolidated operating income without cost of EBC to consolidated net income (Amounts in US $) Three Months Ended 6/30/06 03/31/07 6/30/07 $ $ $ Operating Income without cost of EBC 34.3 37.0 50.7 Cost of EBC 0.4 8.9 1.5 Operating Income 33.9 28.1 49.2 Other income (expense): Equity in earnings (losses) of ventures 0.4 (0.4) 0. 1 Foreign currency gain (loss) 0.7 0.3 1.3 Interest income (expe nse), net 0.0 0.3 (1.9) Total other income 1.1 0.2 ( 0. 5 ) Income before income taxes and minority i nterest 35.0 28.3 48.7 Income taxes 11.4 10.1 13.8 Minority int erest 1.0 1.4 1.9 Net Income $ 22.6 $ 16.7 $ 33.0

Reconciliation of consolidated net income without cost of EBC to consolidated net income (Amounts in US $) Three Months Ended 6/30/06 3/31/07 6/30/07 Net Income without cost of EBC $ .. 22.9 $ 24.2 $ Cost of EBC, net of tax 0.3 7.5 1.3 Net Income $ 22.6 $ 16.7 $ 33.0 34.3